Blackstone’s Third Quarter 2015 Earnings October 15, 2015 Exhibit 99.2

Blackstone

Blackstone’s Third Quarter 2015 Highlights
Economic
Net
Income
(“ENI”)
was
negative
$416
million,
or
$(0.35)/unit,
in
the
third
quarter,
driven
by
declines
in
the
unrealized
value
of
public
holdings,
despite
strong
underlying
portfolio
fundamentals
across
the
funds.
•
ENI
was
$1.7
billion
($1.45/unit)
year-to-date
on
$3.7
billion
of
Total
Revenues.
Distributable
Earnings
(“DE”)
was
$692
million
($0.58/unit)
in
the
third
quarter,
on
$470
million
of
Realized
Performance
Fees.
•
DE
was
$3.0
billion
($2.51/unit)
year-to-date,
up
54%
from
$1.9
billion
in
the
same
period
last
year,
on
$2.7
billion
of
Realized
Performance
Fees,
up
54%
year-over-year.
Fee
Related
Earnings
(“FRE”)
was
$266
million
in
the
third
quarter,
up
12%
from
$237
million
in
the
same
period
last
year.
GAAP
Net
Income
was
negative
$255
million
for
the
quarter,
net
of
certain
non-cash
IPO
and
transaction
related
expenses
and
net
income
attributable
to
non-controlling
interests,
primarily
inside
ownership.
Total
Assets
Under
Management
(“AUM”)
reached
a
record
$333.9
billion
through
a
combination
of
consistently
strong
fundraising
and
organic
expansion.
•
Gross
inflows
were
$16.1
billion
in
the
third
quarter,
bringing
last
twelve
months
(“LTM”)
inflows
to
a
record
$96.9
billion.
•
Total
AUM
increased
17%
year-over-year,
despite
returning
$59.7
billion
of
capital
to
investors
over
the
LTM
as
asset
growth
and
above-market
appreciation
outpaced
increased
realizations.
Significant
capital
deployment
of
$6.5
billion
in
the
third
quarter
and
$16.6
billion
year-to-date
was
achieved
by
leveraging
Blackstone’s
diverse
platform
to
find
opportunities
globally.
Blackstone
declared
a
third
quarter
distribution
of
$0.49
per
common
unit
payable
on
November
2,
2015;
year-to-date
distributions
were
a
record
$2.12
per
common
unit,
up
58%
over
the
same
period
last
year.

Blackstone

Blackstone’s Third Quarter 2015 Earnings
“n/m” = Not Meaningful.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
658,465
$
707,826
$
7%
1,889,897
$
1,913,474
$
1%
Performance Fees
891,087

(639,349)

n/m
3,068,539

1,604,051

(48)%
Investment Income (Loss)
80,766

(136,131)

n/m
373,204

64,284

(83)%
Interest Income and Dividend Revenue
23,585

35,459

50%
68,041

96,936

42%
Total Revenues
1,653,903

(32,195)

n/m
5,399,681

3,678,745

(32)%
Total Expenses
816,028

356,661

(56)%
2,385,565

1,906,791

(20)%
Taxes
79,519

27,070

(66)%
115,863

57,376

(50)%
Economic Net Income (Loss) (“ENI”)
758,356
$
(415,926)
$
n/m
2,898,253
$
1,714,578
$
(41)%
ENI per Unit
0.66
$
(0.35)
$
n/m
2.51
$
1.45
$
(42)%
GAAP Net Income (Loss)
250,505
$
(254,697)
$
n/m
1,033,138
$
508,919
$
(51)%
Fee Related Earnings (“FRE”)
236,820
$
265,667
$
12%
618,287
$
624,732
$
1%
Distributable Earnings (“DE”)
686,086
$
691,534
$
1%
1,929,904
$
2,965,661
$
54%
DE per Common Unit
0.54
$
0.58
$
7%
1.59
$
2.51
$
58%
Total AUM
284,414,936
$
333,925,521
$
17%
284,414,936
$
333,925,521
$
17%
Fee-Earning AUM
214,819,600
$
240,939,356
$
12%
214,819,600
$
240,939,356
$
12%

Blackstone

Private Equity
9.5%
3Q’15 LTM increase in fund carrying value
$215 million
3Q’15 Realized Performance Fees
$91.5 billion
Total AUM up 31% YoY
Carrying
value
decline
of
2.3%
in
the
quarter
was
driven
principally
by
a
decline
in
public
investment
values
despite
strong
underlying
revenue
and
EBITDA
growth
trends
across
the
portfolio.
•
Overall
appreciation
of
7.7%
year-to-date
and
9.5%
LTM
significantly
outperformed
broader
market
indices.
Realizations
remained
strong
with
$2.7
billion
realized
during
the
quarter
and
$14.2
billion
realized
LTM
on
public
and
strategic
exits
in
corporate
private
equity
funds.
Completed
the
private
sales
of
Center
Parcs,
CMS
Info
Systems
and
Agile
Electric
and
public
share
sales
of
Summit
Materials,
Michaels
Stores
and
Scout24.
Announced
the
strategic
sales
of
AVINTIV,
SunGard
Data
Systems
and
Vivint
Solar,
which
are
expected
to
close
later
this
year.
Deployed
$1.7
billion
and
committed
an
additional
$1.2
billion
of
capital
during
the
quarter
across
several
new
investments
and
accretive
add-on
acquisitions
to
the
portfolio.
Raised
$3.7
billion
across
various
tactical
opportunities
and
corporate
private
equity
mandates;
launched
fundraising
for
the
seventh
secondary
fund.
% Change
% Change
(Dollars in Thousands)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
153,545
$
126,019
$
(18)%
421,265
$
351,261
$
(17)%
Performance Fees
221,368

(594,831)

n/m
1,222,842

595,971

(51)%
Investment Income (Loss)
7,667

(63,772)

n/m
151,643

40,488

(73)%
Interest Income and Dividend Revenue
5,346

8,119

52%
15,240

23,403

54%
Total Revenues
387,926

(524,465)

n/m
1,810,990

1,011,123

(44)%
Compensation
79,007

69,522

(12)%
225,352

206,690

(8)%
Performance Fee Compensation
124,378

(125,145)

n/m
361,915

173,385

(52)%
Other Operating Expenses
34,109

43,693

28%
106,308

144,906

36%
Total Expenses
237,494

(11,930)

n/m
693,575

524,981

(24)%
Economic Income (Loss)
150,432
$
(512,535)
$
n/m
1,117,415
$
486,142
$
(56)%
Total AUM
69,890,367
$
91,490,669
$
31%
69,890,367
$
91,490,669
$
31%
Fee-Earning AUM
43,817,741
$
50,560,404
$
15%
43,817,741
$
50,560,404
$
15%

Blackstone

Real Estate
14.2%
3Q’15 LTM increase in fund carrying value
$173 million
3Q’15 Realized Performance Fees
$93.2 billion
Total AUM up 16% YoY
Opportunistic
Real
Estate
funds’
carrying
value
was
down
0.1%
during
the
quarter
as
strong
operating
fundamentals
across
the
portfolio
were
offset
by
declines
in
public
investment
values.
•
Appreciation
of
8.6%
year-to-date
and
14.2%
LTM
significantly
outpaced
broader
market
indices.
Unique
scale
and
reach
of
global
platform
resulted
in
continued
active
investment
pace,
with
$4.3
billion
invested
in
the
third
quarter
and
an
additional
$4.5
billion
committed
as
of
quarter
end.
Active
pace
of
realizations
with
$3.0
billion
in
the
quarter
driven
by
private
sales
including
Center
Parcs
and
the
NY
Times
Office
building,
bringing
LTM
realizations
to
$23.5
billion.
Total
AUM
was
up
16%
year-over-year
to
$93.2
billion
as
a
result
of
record
level
of
fundraising
activity
and
strong
market
appreciation,
while
Fee-Earning
AUM
was
up
24%
year-over-year
to
$64.9
billion.
•
Robust
quarterly
fundraising
of
$3.8
billion,
including
$2.5
billion
for
the
Core+
real
estate
strategy,
bringing
Total
AUM
to
$8.5
billion
less
than
two
years
after
launching
the
business.
% Change
% Change
(Dollars in Thousands)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
185,400
$
186,015
$
0%
512,856
$
502,638
$
(2)%
Performance Fees
537,197

46,860

(91)%
1,414,677

864,412

(39)%
Investment Income (Loss)
63,665

(55,561)

n/m
172,628

31,034

(82)%
Interest Income and Dividend Revenue
7,135

11,057

55%
21,254

31,313

47%
Total Revenues
793,397

188,371

(76)%
2,121,415

1,429,397

(33)%
Compensation
90,586

99,255

10%
256,401

263,573

3%
Performance Fee Compensation
173,445

36,581

(79)%
455,708

254,434

(44)%
Other Operating Expenses
36,138

42,050

16%
105,787

125,539

19%
Total Expenses
300,169

177,886

(41)%
817,896

643,546

(21)%
Economic Income
493,228
$
10,485
$
(98)%
1,303,519
$
785,851
$
(40)%
Total AUM
80,188,858
$
93,187,556
$
16%
80,188,858
$
93,187,556
$
16%
Fee-Earning AUM
52,308,175
$
64,858,622
$
24%
52,308,175
$
64,858,622
$
24%

Blackstone

Hedge Fund Solutions
3.6%
3Q’15 LTM Composite Gross Return
$35.8 billion
Incentive Fee Eligible AUM at 3Q’15
$2.2 billion
3Q’15 Fee-Earning Gross Inflows
The
composite
gross
return
was
down
0.9%
for
the
quarter
demonstrating
BAAM’s
ability
to
provide
downside
protection
in
difficult
global
markets.
•
Returns
were
up
2.8%
year-to-date
and
3.6%
LTM,
outperforming
global
markets
with
significantly
lower
volatility.
Fee-Earning
gross
inflows
of
$2.2
billion
during
the
quarter
and
$9.5
billion
LTM
were
driven
by
investments
in
customized
and
commingled
strategies
and
individual
investor
solutions.
•
October
1
subscriptions
of
$557
million
are
not
yet
included
in
Fee-Earning
AUM.
Total
AUM
reached
$68.4
billion
driven
by
customized
strategies
growth
and
continued
platform
diversification.
•
Total
AUM
for
BAAM’s
individual
investor
solutions
platform
reached
$5.8
billion,
up
from
$2.7
billion
as
of
the
third
quarter
of
2014.
•
BAAM’s
third
seeding
vehicle
held
its
first
close
with
$655
million
in
commitments.
•
BAAM
held
its
final
closing
for
its
first
permanent
capital
vehicle
acquiring
general
partner
interests
in
hedge
funds,
bringing
total
commitments
to
$3.3
billion.
The composite gross return is based on the BAAM Principal Solutions (“BPS”) Composite which does not include BAAM's individual investor solutions (liquid alternatives), long-only equity, long-biased commodities,
ventures
(seeding
and
minority
interests),
strategic
opportunities
(co-investments),
Senfina
(direct
trading)
and
advisory
(non-discretionary)
platforms,
except
for
investments
by
BPS
funds directly into those platforms.
BAAM-managed funds in liquidation are also excluded. On a net of fees basis, the BPS Composite was (1.0)% for 3Q’15, 2.2% for YTD’15 and 2.7% for LTM’15.
% Change
% Change
(Dollars in Thousands)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
121,286
$
133,238
$
10%
354,830
$
392,080
$
10%
Performance Fees
32,156

(32,322)

n/m
128,615

66,405

(48)%
Investment Income (Loss)
1,525

(6,879)

n/m
26,227

(12,496)

n/m
Interest Income and Dividend Revenue
2,724

4,136

52%
7,725

12,055

56%
Total Revenues
157,691

98,173

(38)%
517,397

458,044

(11)%
Compensation
41,940

44,408

6%
125,852

146,353

16%
Performance Fee Compensation
11,090

(10,488)

n/m
45,292

25,185

(44)%
Other Operating Expenses
20,480

24,147

18%
65,061

65,852

1%
Total Expenses
73,510

58,067

(21)%
236,205

237,390

1%
Economic Income
84,181
$
40,106
$
(52)%
281,192
$
220,654
$
(22)%
Total AUM
64,183,863
$
68,405,948
$
7%
64,183,863
$
68,405,948
$
7%
Fee-Earning AUM
62,037,082
$
65,182,338
$
5%
62,037,082
$
65,182,338
$
5%

Blackstone

14%
24%
Credit
$80.8 billion
3Q’15 Total AUM
Investment Performance
Gross Returns
Returns
in
all
three
alternative
credit
strategies
were
impacted
by
declines
in
public
markets.
Total
AUM
growth
of
15%
over
the
past
year
was
driven
by
strong
fundraising
for
new
product
launches,
including
$7.7
billion
for
the
new
energy
focused
funds,
credit
alpha
strategies
and
European
senior
debt
strategy.
Fee
Revenues
of
$116
million
in
the
quarter,
up
3%
year-over-year
reflects
a
stable
Fee-Earning
AUM
base
with
a
predictable
Management
Fee
Revenue
stream.
Launched
10
CLOs
over
the
past
year
(six
U.S.
and
four
European)
raising
$5.5
billion
of
capital
including
a
$618
million
U.S.
CLO
during
the
third
quarter.
Deployed
$432
million
and
committed
an
additional
$1.5
billion
of
capital
during
the
quarter
across
the
drawdown
funds.
Robust
realizations
of
$1.1
billion
across
drawdown
funds
in
the
quarter.
Long
Only
Funds
Alternative
Strategies
Funds
For Mezzanine and Rescue Lending Strategies, Investment Performance represents the combined cash flows of the fee-earning funds exceeding $100 million of fair value at each respective quarter end. For Hedge Fund
Strategies, Investment Performance represents the weighted-average composite of the fee-earning funds exceeding $100 million of fair value at each respective quarter end. Investment Performance excludes the
Blackstone
Funds
that
were
contributed
to
GSO
as
part
of
Blackstone’s
acquisition
of
GSO
in
March
2008.
Mezzanine
Strategies’
net
returns
were
(3.2)%
for
3Q’15
and
4.4%
for
YTD’15,
Rescue
Lending
Strategies’
net
returns were (5.7)% for 3Q’15 and (1.0)% for YTD’15 and Hedge Fund Strategies’ net returns were (2.4)% for 3Q’15 and 0.1% for YTD’15. Performing Credit includes Mezzanine Funds and business development companies
(“BDCs”). Customized Credit Strategies (“CCS”) include closed-end funds, commingled funds, the exchange traded fund and separately managed accounts.
CLOs
CCS
% Change
% Change
(Dollars in Thousands)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
113,240
$
116,489
$
3%
330,472
$
360,957
$
9%
Performance Fees
100,366

(59,056)

n/m
302,405

77,263

(74)%
Investment Income (Loss)
7,932

(8,442)

n/m
20,826

6,165

(70)%
Interest Income and Dividend Revenue
5,968

6,053

1%
16,721

17,642

6%
Total Revenues
227,506

55,044

(76)%
670,424

462,027

(31)%
Compensation
54,877

51,324

(6)%
156,939

148,325

(5)%
Performance Fee Compensation
51,249

(31,427)

n/m
152,339

35,774

(77)%
Other Operating Expenses
20,860

24,898

19%
75,858

70,273

(7)%
Total Expenses
126,986

44,795

(65)%
385,136

254,372

(34)%
Economic Income
100,520
$
10,249
$
(90)%
285,288
$
207,655
$
(27)%
Total AUM
70,151,848
$
80,841,348
$
15%
70,151,848
$
80,841,348
$
15%
Fee-Earning AUM
56,656,602
$
60,337,992
$
6%
56,656,602
$
60,337,992
$
6%
3Q'15
YTD'15
Mezzanine
   Strategies
(3.2)%
6.1%
Rescue Lending
   Strategies
(6.3)%
(0.7)%
Hedge Fund
   Strategies
(2.2)%
1.4%
14%
9%
39%
Hedge Fund Strategies
Rescue Lending
Performing Credit

Blackstone

Financial Advisory
The
spin-off
of
Blackstone’s
Advisory
businesses
was
completed
on
October
1,
2015.
The
new
company,
PJT
Partners
Inc.,
is
now
formally
separated
from
Blackstone
and
trades
on
the
New
York
Stock
Exchange
under
the
ticker
PJT.
Fee
Revenues
rose
72%
in
the
third
quarter
compared
to
the
prior
year
primarily
due
to
increased
deal
size
of
closed
Advisory
transactions.
% Change
% Change
(Dollars in Thousands)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Fee Revenues
84,994
$
146,065
$
72%
270,474
$
306,538
$
13%
Investment Income (Loss)
(23)

(1,477)

n/m
1,880

(907)

n/m
Interest Income and Dividend Revenue
2,412

6,094

153%
7,101

12,523

76%
Total Revenues
87,383

150,682

72%
279,455

318,154

14%
Compensation
58,016

65,066

12%
189,442

183,824

(3)%
Other Operating Expenses
19,853

22,777

15%
63,311

62,678

(1)%
Total Expenses
77,869

87,843

13%
252,753

246,502

(2)%
Economic Income
9,514
$
62,839
$
560%
26,702
$
71,652
$
168%
Total
expenses
(which
do
not
include
expenses
related
to
the
spin-off
transaction)
increased
13%
in
the
third
quarter
compared
to
the
prior
year
primarily
due
to
an
increase
in
compensation
expenses
resulting
from
increased
Fee
Revenues.

Blackstone

$49.5
$56.7
$60.3
$50.8
$62.0
$65.2
$44.7
$52.3
$64.9
$43.6
$43.8
$50.6
3Q'13
3Q'14
3Q'15
$63.3
$70.2
$80.8
$53.2
$64.2
$68.4
$69.0
$80.2
$93.2
$62.6
$69.9
$91.5
3Q'13
3Q'14
3Q'15
Total AUM by Segment
(Dollars in Billions)
$284.4
$333.9
$248.1
Fee-Earning AUM by Segment
(Dollars in Billions)
$214.8
$240.9
$188.6
Private Equity
Real Estate
Hedge Fund Solutions
Credit
Record Fee-Earning AUM of $240.9 billion was up 12% year-over-year as $66.0 billion of gross inflows significantly outpaced $37.6 billion of realizations and outflows.
Total AUM increased 17% year-over-year to $333.9 billion driven by $96.9 billion from gross inflows and
$12.3
billion from strong fund appreciation.
•
Each segment had significant growth despite $59.7 billion of capital returned to investors over the LTM period.
Assets Under Management

Blackstone

$37.3
$27.0
$4.1
$16.6
Additional Capital Detail
Record
undrawn
capital
(“Total
Dry
Powder”)
of
$84.9
billion,
up
101%
year-over-year,
driven
by
fundraises
for
the
latest
global
private
equity
and
real
estate
funds.
Performance
Fee
Eligible
AUM
reached
$247.1
billion
at
quarter
end,
up
25%
year-over-year,
despite
significant
realizations
in
the
Real
Estate
and
Private
Equity
segments.
•
Consistently
strong
fundraising
drove
a
116%
year-over-year
increase
in
Performance
Fee
Eligible
assets
not
yet
invested
to
$85.1
billion.
Private Equity
Real Estate
Hedge Fund Solutions
Credit
$85 billion 3Q’15
Total Dry Powder
$48 billion Not Currently
Earning Management Fees
$16.0
$7.6
$23.0
Credit
Hedge Fund
Solutions
Real Estate
Private Equity
$47.7
$104.0
$148.8
$138.6
$22.5
$9.8
$23.4
$38.4
$39.4
$85.1
3Q'13
3Q'14
3Q'15
Uninvested
Not Currently
Earning Fees
Currently
Earning Fees
$247 billion Performance
Fee Eligible AUM
$197.9
$247.1
$164.9

Blackstone

$2.44
$3.78
$3.03
$2.16
$2.38
$1.74
$1.92
$2.56
$3.51
3Q'13
3Q'14
3Q'15
At
September
30,
2015,
Blackstone
had
$4.2
billion
in
total
cash,
corporate
treasury
and
liquid
investments
and
$9.8
billion
of
total
net
value,
or
$8.28
per
DE
unit,
up
13%
compounded
annually
from
$6.51
at
the
same
period
in
2013.
As
of
the
end
of
the
third
quarter,
Blackstone
had
no
net
debt,
over
$9.8
billion
of
total
net
value
on
the
balance
sheet
and
maintained
its
A+/A+
ratings.
Balance Sheet Highlights
Balance Sheet Highlights are preliminary, and exclude the consolidated Blackstone funds. Liquid Investments are primarily Blackstone investments in Hedge Fund Solutions and non-drawdown
Credit.
Illiquid Investments include Blackstone investments in Private Equity, Real Estate and Other, which were $796 million, $1.0 billion, and $259 million, respectively, as of September 30, 2015,
$965
million,
$1.4
billion,
and
$402
million,
respectively,
as
of
September
30,
2014
and
$922
million,
$1.3
billion,
and
$257
million,
respectively,
as
of
September
30,
2013.
Cash
and
Investments
per
unit amounts are calculated using period end DE Units Outstanding (see page 30, Unit Rollforward).
(Dollars in Millions)
3Q’15
Cash and Cash Equivalents
$
1,380
Treasury Cash
Management Strategies
2,602
Liquid Investments
172
Illiquid
Investments
2,066
Net Accrued Performance
Fees
3,585
Total Net Value
$
9,805
Outstanding
Bonds (at par)
$
2,822
A+/A+
rated by S&P and Fitch
$1.1 billion
undrawn credit revolver with
May 2019 maturity
$4.2 billion
total cash, corporate treasury
and liquid investments
Cash and Investments
Net
Performance
Fees
Total Cash
and
Liquids
Illiquids
$8.28
$8.72
$6.51

Blackstone

$188
$197
$106
$157
$267
$861
$1,287
$236
$327
$1,242
3Q'13 LTM
3Q'14 LTM
3Q'15 LTM
$1,890
$2,730
$2,316
$589
$1,294
$1,075
3Q'13
3Q'14
3Q'15
Net
Accrued
Performance
Fees
were
$3.6
billion
($3.03/unit)
despite
high
Net
Realized
Performance
Fees
of
$2.7
billion
over
the
LTM
period.
•
Realized
63%
of
the
$4.3
billion
Net
Accrued
Performance
Fees
balance
from
one
year
prior.
Net
Realized
Performance
Fees
grew
at
a
88%
compound
annual
growth
rate
since
the
third
quarter
of
2013,
primarily
driven
by
increased
realizations
in
Private
Equity
and
Real
Estate.
Performance Fees
Net Realized Performance Fees
(Dollars in Millions)
$1,542
$2,715
$768
Net Accrued Performance Fees
(Dollars in Millions)
$4,334
$3,585
$2,769
Private Equity
Real Estate
Credit
Hedge Fund Solutions
$3.6 billion
Net Accrued Performance Fees
58%
Net Accrued
Performance Fees
Related to Publics/Pending Exits
$2.7 billion
3Q’15 LTM Net Realized
Performance Fees

Blackstone

GAAP Statement of Operations
% Change
% Change
(Dollars in Thousands, Except per Unit Data) (Unaudited)
3Q'14
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
Revenues
Management and Advisory Fees, Net
640,949
$
703,596
$
10%
1,833,632
$
1,894,496
$
3%
Performance Fees
Realized Carried Interest
638,676
435,189
(32)%
1,613,958
2,580,266
60%
Realized Incentive Fees
35,445
33,455
(6)%
118,743
110,775
(7)%
Unrealized Carried Interest
222,105
(1,055,920)
n/m
1,213,181
(1,124,010)
n/m
Unrealized Incentive Fees
(6,163)
(50,832)
725%
112,709
36,274
(68)%
Total Performance Fees
890,063
(638,108)
n/m
3,058,591
1,603,305
(48)%
Investment Income (Loss)
Realized
91,142
99,952
10%
459,878
445,705
(3)%
Unrealized
38,445
(179,298)
n/m
62,754
(262,024)
n/m
Total Investment Income (Loss)
129,587
(79,346)
n/m
522,632
183,681
(65)%
Interest and Dividend Revenue
18,107
26,244
45%
47,516
70,129
48%
Other
720
(813)
n/m
1,583
(2,478)
n/m
Total Revenues
1,679,426
11,573
(99)%
5,463,954
3,749,133
(31)%
Expenses
Compensation and Benefits
Compensation
525,093
393,655
(25)%
1,511,085
1,426,233
(6)%
Performance Fee Compensation
Realized Carried Interest
186,003
97,798
(47)%
595,702
628,079
5%
Realized Incentive Fees
19,029
15,062
(21)%
61,173
49,126
(20)%
Unrealized Carried Interest
164,132
(228,697)
n/m
319,158
(204,876)
n/m
Unrealized Incentive Fees
(9,002)
(14,641)
63%
39,221
16,450
(58)%
Total Compensation and Benefits
885,255
263,177
(70)%
2,526,339
1,915,012
(24)%
General, Administrative and Other
128,015
158,664
24%
400,061
436,496
9%
Interest Expense
31,615
36,860
17%
86,129
105,644
23%
Fund Expenses
10,253
18,296
78%
20,241
76,845
280%
Total Expenses
1,055,138
476,997
(55)%
3,032,770
2,533,997
(16)%
Other Income (Loss)
Net Gains (Losses) from Fund Investment Activities
8,682
(16,867)
n/m
217,422
158,703
(27)%
Income Before Provision for Taxes
632,970
$
(482,291)
$
n/m
2,648,606
$
1,373,839
$
(48)%
Provision for Taxes
79,108
1,573
(98)%
216,487
144,168
(33)%
Net Income (Loss)
553,862
$
(483,864)
$
n/m
2,432,119
$
1,229,671
$
(49)%
Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated
(23,328)
(12,520)
(46)%
44,950
8,787
(80)%
55,491
30,671
(45)%
239,513
179,183
(25)%
Net Income (Loss) Attributable to Non-Controlling Interests in Blackstone Holdings
271,194
(247,318)
n/m
1,114,518
532,782
(52)%
Net Income (Loss) Attributable to The Blackstone Group L.P. ("BX")
250,505
$
(254,697)
$
n/m
1,033,138
$
508,919
$
(51)%
Net Income (Loss) per Common Unit, Basic
0.41
$
(0.40)
$
n/m
1.70
$
0.81
$
(52)%
Net Income (Loss) per Common Unit, Diluted
0.41
$
(0.40)
$
n/m
1.69
$
0.80
$
(53)%
Net Income Attributable to Non-Controlling Interests in Consolidated Entities

Appendix * * * * * * * *

Blackstone

Total Segments
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
YTD'14
YTD'15
Revenues
Management and Advisory Fees, Net
Base Management Fees
505,493
$
508,588
$
516,397
$
516,492
$
564,287
$
1,478,941
$
1,597,176
$
Advisory Fees
84,131

151,837

84,238

76,998

146,153

269,008

307,389

Transaction and Other Fees, Net
90,885

46,446

37,073

11,728

32,403

199,991

81,204

Management Fee Offsets
(22,763)

(27,146)

(17,945)

(18,434)

(34,176)

(59,625)

(70,555)

Total Management and Advisory Fees, Net
657,746

679,725

619,763

586,784

708,667

1,888,315

1,915,214

Performance Fees
Realized Carried Interest
638,752

836,562

1,207,594

937,483

435,189

1,614,034

2,580,266

Realized Incentive Fees
36,840

131,777

29,670

47,819

34,785

129,968

112,274

Unrealized Carried Interest
222,026

495,935

373,852

(441,949)

(1,055,977)

1,213,026

(1,124,074)

Unrealized Incentive Fees
(6,531)

(140,936)

62,620

26,311

(53,346)

111,511

35,585

Total Performance Fees
891,087

1,323,338

1,673,736

569,664

(639,349)

3,068,539

1,604,051

Investment Income (Loss)
Realized
75,832

153,477

107,792

136,497

87,526

389,948

331,815

Unrealized
4,934

(55,053)

81,849

(125,723)

(223,657)

(16,744)

(267,531)

Total Investment Income (Loss)
80,766

98,424

189,641

10,774

(136,131)

373,204

64,284

Interest Income and Dividend Revenue
23,585

28,303

30,451

31,026

35,459

68,041

96,936

Other
719

7,823

(4,872)

3,973

(841)

1,582

(1,740)

Total Revenues
1,653,903

2,137,613

2,508,719

1,202,221

(32,195)

5,399,681

3,678,745

Expenses
Compensation
324,426

199,525

329,838

289,352

329,575

953,986

948,765

Performance Fee Compensation
Realized Carried Interest
186,003

219,941

292,248

238,032

97,799

595,702

628,079

Realized Incentive Fees
19,029

48,926

12,227

21,837

15,061

61,173

49,125

Unrealized Carried Interest
164,132

59,879

74,380

(50,559)

(228,697)

319,158

(204,876)

Unrealized Incentive Fees
(9,002)

(58,497)

24,961

6,131

(14,642)

39,221

16,450

Total Compensation and Benefits
684,588

469,774

733,654

504,793

199,096

1,969,240

1,437,543

Other Operating Expenses
131,440

137,457

143,282

168,401

157,565

416,325

469,248

Total Expenses
816,028

607,231

876,936

673,194

356,661

2,385,565

1,906,791

Economic Income (Loss)
837,875
$
1,530,382
$
1,631,783
$
529,027
$
(388,856)
$
3,014,116
$
1,771,954
$
Economic Net Income (Loss)
758,356
$
1,446,733
$
1,622,064
$
508,440
$
(415,926)
$
2,898,253
$
1,714,578
$
Fee Related Earnings
236,820
$
384,720
$
180,624
$
178,441
$
265,667
$
618,287
$
624,732
$
Distributable Earnings
686,086
$
1,134,054
$
1,240,207
$
1,033,920
$
691,534
$
1,929,904
$
2,965,661
$
Total Assets Under Management
284,414,936
$
290,381,069
$
310,451,289
$
332,723,546
$
333,925,521
$
284,414,936
$
333,925,521
$
Fee-Earning Assets Under Management
214,819,600
$
216,691,799
$
223,511,700
$
239,342,214
$
240,939,356
$
214,819,600
$
240,939,356
$
Weighted Average Fee-Earning AUM
213,525,423
$
215,196,253
$
218,241,987
$
237,576,488
$
239,786,680
$
210,597,134
$
238,291,612
$
LP Capital Invested
6,664,365
$
7,810,098
$
4,765,536
$
4,814,362
$
6,145,446
$
16,559,403
$
15,725,344
$
Total Capital Invested
7,619,737
$
8,090,350
$
5,052,370
$
5,048,058
$
6,507,371
$
18,285,610
$
16,607,799
$

Blackstone

Private Equity
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
108,236
$
105,817
$
108,383
$
121,918
$
128,452
$
310,024
$
358,753
$
Transaction and Other Fees, Net
48,996

15,183

20,359

(12,131)

9,358

119,459

17,586

Management Fee Offsets
(5,837)

(7,350)

(4,949)

(9,028)

(12,262)

(11,796)

(26,239)

Total Management Fees, Net
151,395

113,650

123,793

100,759

125,548

417,687

350,100

Performance Fees
Realized Carried Interest
124,913

297,290

382,978

546,575

214,532

457,112

1,144,085

Unrealized Carried Interest
96,455

457,098

566,822

(305,573)

(809,363)

765,730

(548,114)

Total Performance Fees
221,368

754,388

949,800

241,002

(594,831)

1,222,842

595,971

Investment Income (Loss)
Realized
20,421

46,951

44,816

50,258

46,917

155,768

141,991

Unrealized
(12,754)

(19,789)

31,487

(22,301)

(110,689)

(4,125)

(101,503)

Total Investment Income (Loss)
7,667

27,162

76,303

27,957

(63,772)

151,643

40,488

Interest Income and Dividend Revenue
5,346

6,743

7,617

7,667

8,119

15,240

23,403

Other
2,150

2,991

(1,825)

2,515

471

3,578

1,161

Total Revenues
387,926

904,934

1,155,688

379,900

(524,465)

1,810,990

1,011,123

Expenses
Compensation
79,007

51,095

70,089

67,079

69,522

225,352

206,690

Performance Fee Compensation
Realized Carried Interest
30,944

36,958

39,482

106,502

16,303

229,435

162,287

Unrealized Carried Interest
93,434

77,966

178,120

(25,574)

(141,448)

132,480

11,098

Total Compensation and Benefits
203,385

166,019

287,691

148,007

(55,623)

587,267

380,075

Other Operating Expenses
34,109

36,590

38,755

62,458

43,693

106,308

144,906

Total Expenses
237,494

202,609

326,446

210,465

(11,930)

693,575

524,981

Economic Income (Loss)
150,432
$
702,325
$
829,242
$
169,435
$
(512,535)
$
1,117,415
$
486,142
$
Total Assets Under Management
69,890,367
$
73,073,252
$
76,327,189
$
92,026,337
$
91,490,669
$
69,890,367
$
91,490,669
$
Fee-Earning Assets Under Management
43,817,741
$
43,890,167
$
49,342,211
$
49,537,189
$
50,560,404
$
43,817,741
$
50,560,404
$
Weighted Average Fee-Earning AUM
43,838,483
$
42,899,791
$
45,051,839
$
49,925,744
$
50,268,174
$
44,328,213
$
50,307,467
$
LP Capital Invested
2,277,861
$
3,459,063
$
2,374,599
$
1,800,854
$
1,535,702
$
6,164,210
$
5,711,155
$
Total Capital Invested
3,172,660
$
3,593,887
$
2,517,769
$
1,949,748
$
1,677,876
$
7,603,111
$
6,145,393
$

Blackstone

Real Estate
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
155,089
$
156,208
$
152,348
$
140,743
$
175,710
$
472,294
$
468,801
$
Transaction and Other Fees, Net
38,312

26,220

15,216

21,510

21,390

65,390

58,116

Management Fee Offsets
(8,977)

(8,540)

(4,866)

(5,428)

(10,147)

(25,903)

(20,441)

Total Management Fees, Net
184,424

173,888

162,698

156,825

186,953

511,781

506,476

Performance Fees
Realized Carried Interest
349,237

526,041

811,249

363,983

169,051

961,721

1,344,283

Realized Incentive Fees
1,159

4,296

723

1,220

3,879

7,203

5,822

Unrealized Carried Interest
187,175

77,173

(181,019)

(188,608)

(128,854)

446,873

(498,481)

Unrealized Incentive Fees
(374)

(4,401)

6,069

3,935

2,784

(1,120)

12,788

Total Performance Fees
537,197

603,109

637,022

180,530

46,860

1,414,677

864,412

Investment Income (Loss)
Realized
49,173

105,901

71,344

85,432

39,821

203,194

196,597

Unrealized
14,492

(28,364)

37,510

(107,691)

(95,382)

(30,566)

(165,563)

Total Investment Income (Loss)
63,665

77,537

108,854

(22,259)

(55,561)

172,628

31,034

Interest Income and Dividend Revenue
7,135

8,943

9,997

10,259

11,057

21,254

31,313

Other
976

1,788

(3,977)

1,077

(938)

1,075

(3,838)

Total Revenues
793,397

865,265

914,594

326,432

188,371

2,121,415

1,429,397

Expenses
Compensation
90,586

69,916

84,834

79,484

99,255

256,401

263,573

Performance Fee Compensation
Realized Carried Interest
64,187

173,534

246,496

116,168

52,546

259,462

415,210

Realized Incentive Fees
592

2,323

356

671

1,838

3,657

2,865

Unrealized Carried Interest
108,789

4,061

(98,084)

(50,559)

(23,018)

193,113

(171,661)

Unrealized Incentive Fees
(123)

(2,227)

2,575

230

5,215

(524)

8,020

Total Compensation and Benefits
264,031

247,607

236,177

145,994

135,836

712,109

518,007

Other Operating Expenses
36,138

40,296

40,143

43,346

42,050

105,787

125,539

Total Expenses
300,169

287,903

276,320

189,340

177,886

817,896

643,546

Economic Income
493,228
$
577,362
$
638,274
$
137,092
$
10,485
$
1,303,519
$
785,851
$
Total Assets Under Management
80,188,858
$
80,863,187
$
92,785,658
$
91,578,634
$
93,187,556
$
80,188,858
$
93,187,556
$
Fee-Earning Assets Under Management
52,308,175
$
52,563,068
$
50,783,247
$
62,683,857
$
64,858,622
$
52,308,175
$
64,858,622
$
Weighted Average Fee-Earning AUM
52,764,267
$
52,236,610
$
51,671,739
$
60,939,868
$
63,492,663
$
53,590,344
$
62,809,264
$
LP Capital Invested
3,046,867
$
3,478,850
$
1,443,163
$
2,963,609
$
4,118,952
$
7,756,292
$
8,525,724
$
Total Capital Invested
3,071,425
$
3,584,035
$
1,405,603
$
3,035,837
$
4,326,151
$
7,946,117
$
8,767,591
$

Blackstone

Hedge Fund Solutions
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
121,484
$
125,105
$
130,637
$
130,216
$
133,592
$
357,876
$
394,445
$
Transaction and Other Fees, Net
161

189

25

-

219

380

244

Management Fee Offsets
(1,099)

(929)

(280)

(608)

(507)

(4,085)

(1,395)

Total Management Fees, Net
120,546

124,365

130,382

129,608

133,304

354,171

393,294

Performance Fees
Realized Incentive Fees
6,683

86,028

10,516

16,915

2,783

54,501

30,214

Unrealized Carried Interest
-

-

-

8,014

(5,394)

-

2,620

Unrealized Incentive Fees
25,473

(74,993)

47,427

15,855

(29,711)

74,114

33,571

Total Performance Fees
32,156

11,035

57,943

40,784

(32,322)

128,615

66,405

Investment Income (Loss)
Realized
2,693

(357)

(10,375)

(1,757)

(468)

21,907

(12,600)

Unrealized
(1,168)

812

4,483

2,032

(6,411)

4,320

104

Total Investment Income (Loss)
1,525

455

(5,892)

275

(6,879)

26,227

(12,496)

Interest Income and Dividend Revenue
2,724

3,389

3,949

3,970

4,136

7,725

12,055

Other
740

1,196

(1,607)

459

(66)

659

(1,214)

Total Revenues
157,691

140,440

184,775

175,096

98,173

517,397

458,044

Expenses
Compensation
41,940

5,806

56,104

45,841

44,408

125,852

146,353

Performance Fee Compensation
Realized Incentive Fees
2,312

23,950

3,470

8,711

(436)

18,501

11,745

Unrealized Carried Interest
-

-

-

4,077

(3,041)

-

1,036

Unrealized Incentive Fees
8,778

(27,064)

15,651

3,764

(7,011)

26,791

12,404

Total Compensation and Benefits
53,030

2,692

75,225

62,393

33,920

171,144

171,538

Other Operating Expenses
20,480

21,068

21,206

20,499

24,147

65,061

65,852

Total Expenses
73,510

23,760

96,431

82,892

58,067

236,205

237,390

Economic Income
84,181
$
116,680
$
88,344
$
92,204
$
40,106
$
281,192
$
220,654
$
Total Assets Under Management
64,183,863
$
63,585,670
$
66,378,908
$
67,829,866
$
68,405,948
$
64,183,863
$
68,405,948
$
Fee-Earning Assets Under Management
62,037,082
$
61,417,558
$
64,114,498
$
65,512,170
$
65,182,338
$
62,037,082
$
65,182,338
$
Weighted Average Fee-Earning AUM
60,009,283
$
61,730,313
$
62,910,553
$
65,453,883
$
65,782,066
$
57,522,469
$
64,902,211
$
LP Capital Invested
473,233
$
25,489
$
133,351
$
2,131
$
66,427
$
828,639
$
201,909
$
Total Capital Invested
487,398
$
12,137
$
139,223
$
2,136
$
71,132
$
886,420
$
212,491
$

Blackstone

Credit
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
YTD'14
YTD'15
Revenues
Management Fees, Net
Base Management Fees
120,684
$
121,458
$
125,029
$
123,615
$
126,533
$
338,747
$
375,177
$
Transaction and Other Fees, Net
3,025

4,728

1,457

2,060

1,289

13,433

4,806

Management Fee Offsets
(6,850)

(10,327)

(7,850)

(3,370)

(11,260)

(17,841)

(22,480)

Total Management Fees, Net
116,859

115,859

118,636

122,305

116,562

334,339

357,503

Performance Fees
Realized Carried Interest
164,602

13,231

13,367

26,925

51,606

195,201

91,898

Realized Incentive Fees
28,998

41,453

18,431

29,684

28,123

68,264

76,238

Unrealized Carried Interest
(61,604)

(38,336)

(11,951)

44,218

(112,366)

423

(80,099)

Unrealized Incentive Fees
(31,630)

(61,542)

9,124

6,521

(26,419)

38,517

(10,774)

Total Performance Fees
100,366

(45,194)

28,971

107,348

(59,056)

302,405

77,263

Investment Income (Loss)
Realized
3,040

1,020

2,237

2,723

1,735

8,334

6,695

Unrealized
4,892

(7,437)

6,887

2,760

(10,177)

12,492

(530)

Total Investment Income (Loss)
7,932

(6,417)

9,124

5,483

(8,442)

20,826

6,165

Interest Income and Dividend Revenue
5,968

6,319

5,651

5,938

6,053

16,721

17,642

Other
(3,619)

1,557

3,493

34

(73)

(3,867)

3,454

Total Revenues
227,506

72,124

165,875

241,108

55,044

670,424

462,027

Expenses
Compensation
54,877

31,261

49,877

47,124

51,324

156,939

148,325

Performance Fee Compensation
Realized Carried Interest
90,872

9,449

6,270

15,362

28,950

106,805

50,582

Realized Incentive Fees
16,125

22,653

8,401

12,455

13,659

39,015

34,515

Unrealized Carried Interest
(38,091)

(22,148)

(5,656)

21,497

(61,190)

(6,435)

(45,349)

Unrealized Incentive Fees
(17,657)

(29,206)

6,735

2,137

(12,846)

12,954

(3,974)

Total Compensation and Benefits
106,126

12,009

65,627

98,575

19,897

309,278

184,099

Other Operating Expenses
20,860

14,666

21,836

23,539

24,898

75,858

70,273

Total Expenses
126,986

26,675

87,463

122,114

44,795

385,136

254,372

Economic Income
100,520
$
45,449
$
78,412
$
118,994
$
10,249
$
285,288
$
207,655
$
Total Assets Under Management
70,151,848
$
72,858,960
$
74,959,534
$
81,288,709
$
80,841,348
$
70,151,848
$
80,841,348
$
Fee-Earning Assets Under Management
56,656,602
$
58,821,006
$
59,271,744
$
61,608,998
$
60,337,992
$
56,656,602
$
60,337,992
$
Weighted Average Fee-Earning AUM
56,913,390
$
58,329,539
$
58,607,856
$
61,256,993
$
60,243,777
$
55,156,108
$
60,272,670
$
LP Capital Invested
866,404
$
846,696
$
814,423
$
47,768
$
424,365
$
1,810,262
$
1,286,556
$
Total Capital Invested
888,254
$
900,291
$
989,775
$
60,337
$
432,212
$
1,849,962
$
1,482,324
$

Blackstone

Financial Advisory
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
YTD'14
YTD'15
Revenues
Advisory Fees
84,131
$
151,837
$
84,238
$
76,998
$
146,153
$
269,008
$
307,389
$
Transaction and Other Fees, Net
391

126

16

289

147

1,329

452

Total Advisory and Transaction Fees
84,522

151,963

84,254

77,287

146,300

270,337

307,841

Investment Income (Loss)
Realized
505

(38)

(230)

(159)

(479)

745

(868)

Unrealized
(528)

(275)

1,482

(523)

(998)

1,135

(39)

Total Investment Income (Loss)
(23)

(313)

1,252

(682)

(1,477)

1,880

(907)

Interest Income and Dividend Revenue
2,412

2,909

3,237

3,192

6,094

7,101

12,523

Other
472

291

(956)

(112)

(235)

137

(1,303)

Total Revenues
87,383

154,850

87,787

79,685

150,682

279,455

318,154

Expenses
Compensation
58,016

41,447

68,934

49,824

65,066

189,442

183,824

Total Compensation and Benefits
58,016

41,447

68,934

49,824

65,066

189,442

183,824

Other Operating Expenses
19,853

24,837

21,342

18,559

22,777

63,311

62,678

Total Expenses
77,869

66,284

90,276

68,383

87,843

252,753

246,502

Economic Income (Loss)
9,514
$
88,566
$
(2,489)
$
11,302
$
62,839
$
26,702
$
71,652
$

Blackstone

Unitholder
Distribution
Generated
$0.58
of
Distributable
Earnings
per
common
unit
during
the
quarter,
bringing
the
year-to-date
amount
to
$2.51
per
common
unit,
up
58%
compared
to
the
same
period
last
year.
Declared
a
quarterly
distribution
of
$0.49
per
common
unit
to
record
holders
as
of
October
26,
2015;
payable
on
November
2,
2015.
% Change
% Change
(Dollars in Thousands, Except per Unit Data)
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
vs. 3Q'14
YTD'14
YTD'15
vs. YTD'14
686,086
$
1,134,054
$
1,240,207
$
1,033,920
$
691,534
$
1%
1,929,904
$
2,965,661
$
54%
Add: Other Payables Attributable
to Common Unitholders
69,707
87,977
7,288
-
-
(100)%
119,447
7,288
(94)%
DE before Certain Payables
755,793
1,222,031
1,247,495
1,033,920
691,534
(9)%
2,049,351
2,972,949
45%
Percent to Common Unitholders
53%
53%
53%
54%
54%
53%
53%
DE before Certain Payables Attributable
to Common Unitholders
400,587
650,899
663,608
554,120
370,902
(7)%
1,082,803
1,588,630
47%
Less: Other Payables Attributable
to Common Unitholders
(69,707)
(87,977)
(7,288)
-
-
(100)%
(119,447)
(7,288)
(94)%
DE Attributable to Common Unitholders
330,880
562,922
656,320
554,120
370,902
12%
963,356
1,581,342
64%
DE per Common Unit
0.54
$
0.92
$
1.05
$
0.88
$
0.58
$
7%
1.59
$
2.51
$
58%
Less: Retained Capital per Common Unit
(0.10)
$
(0.14)
$
(0.16)
$
(0.14)
$
(0.09)
$
(10)%
(0.25)
$
(0.39)
$
56%
Actual Distribution per Common Unit
0.44
$
0.78
$
0.89
$
0.74
$
0.49
$
11%
1.34
$
2.12
$
58%
Record Date
Oct 26, 2015
Payable Date
Nov 2, 2015
Distributable Earnings (“DE”)
A detailed description of Blackstone’s distribution policy and the definition of Distributable Earnings can be found on page 31, Definitions and Distribution Policy. DE before Certain Payables represents Distributable
Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Per Unit calculations are based on end of period Total Common Units Outstanding
(page 30, Unit Rollforward); actual distributions are paid to unitholders as of the applicable record date. For the periods presented, Net Cash Available for Distribution per Common Unit equals the Actual Distribution per
Common Unit. Retained capital is withheld pro-rata from common and Blackstone Holdings Partnership unitholders. Common unitholders’ share was $57.2 million for 3Q’15 and $245.6 million for YTD’15.

Blackstone

Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in
available
capital.
Realizations
represent
realizations
from
the
disposition
of
assets.
Market
Activity
represents
gains
(losses)
on
portfolio
investments
and
impact
of
foreign
exchange rate fluctuations.
3Q’15 Fee-Earning AUM Rollforward
(Dollars in Millions)
3Q’15 LTM Fee-Earning AUM Rollforward
(Dollars in Millions)
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BPP ($1.5 billion); final closing of BREP VIII ($850 million); BREDS II ($786 million).
Realizations: BREDS ($651 million); BREP International II ($212 million); BREP VI ($158 million); BREP Europe III ($166 million).
Inflows:
Individual investor solutions ($1.1 billion); specialized solutions ($476 million); commingled products ($327 million); customized solutions ($240 million).
Outflows:
Driven by investors’ liquidity needs and certain strategic shifts in their programs.
Inflows: BDCs ($1.1 billion); Hedge Fund Strategies ($594 million); new CLO product ($600 million).
Outflows: BDCs ($647 million); Hedge Fund Strategies ($272 million).
Realizations: Returned to CLO investors ($1.0 billion European, $872 million U.S.); drawdown funds ($719 million).
Inflows: Tactical Opportunities platform ($1.8 billion); Strategic Partners ($285 million).
Realizations: BCP V strategic and public dispositions including Center Parcs, Summit Materials, CMS Info Systems and Michaels Stores;
Strategic Partners fund of fund realizations.
Fee-Earning Assets Under Management
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'15
49,537
$
62,684
$
65,512
$
61,609
$
239,342
$
Inflows
2,168
3,505
2,166
3,323
11,162
Outflows
(5)
(6)
(948)
(1,129)
(2,088)
Realizations
(1,017)
(1,559)
(266)
(2,596)
(5,438)
Net Inflows (Outflows)
1,146
1,940
952
(402)
3,636
Market Activity
(122)
234
(1,282)
(869)
(2,039)
3Q'15
50,561
$
64,858
$
65,182
$
60,338
$
240,939
$
QoQ Increase (Decrease)
2%
3%
(1)%
(2)%
1%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'14
43,818
$
52,308
$
62,037
$
56,657
$
214,820
$
Inflows
12,654
26,376
9,546
17,389
65,965
Outflows
(1,099)
(4,203)
(6,102)
(6,384)
(17,788)
Realizations
(5,005)
(9,150)
(390)
(5,259)
(19,804)
Net Inflows
6,550
13,023
3,054
5,746
28,373
Market Activity
193
(473)
91
(2,065)
(2,254)
3Q'15
50,561
$
64,858
$
65,182
$
60,338
$
240,939
$
YoY Increase
15%
24%
5%
6%
12%
Credit
Total

Blackstone

3Q’15 Total AUM Rollforward
(Dollars in Millions)
3Q’15 LTM Total AUM Rollforward
(Dollars in Millions)
Inflows include contributions, capital raised, other increases in available capital, purchases and acquisitions. Outflows represent redemptions, client withdrawals and other decreases in available capital. Realizations represent realizations from the disposition of assets. Market Activity represents gains (losses) on portfolio investments and impact of foreign exchange rate fluctuations.
Total Assets Under Management
Private
Equity
Real
Estate
Hedge
Fund
Solutions
Credit
Inflows: BPP ($2.5 billion); final closing of BREP VIII ($851 million); BREDS ($422 million).
Realizations: BREP International II ($682 million); BREP VI ($474 million); BREP Europe III ($375 million); BREP VII ($359 million);
BREDS ($467 million).
Inflows:
BAAM’s third seeding vehicle held its first close with $655 million in commitments; additional close of general partner interests vehicle with $3.3 billion in total commitments.
Outflows:
Driven by investors’ liquidity needs and certain strategic shifts in their programs.
Inflows: Capital raised in energy focused products ($1.0 billion); European Senior Debt Strategy ($954 million); BDCs ($1.1 billion).
Outflows: BDCs ($647 million); Hedge Fund Strategies ($247 million).
Realizations:
Returned to CLO investors ($1.9 billion); drawdown funds ($1.1 billion).
Inflows: Tactical Opportunities platform ($2.1 billion); fundraising for seventh private equity fund ($1.1 billion).
Realizations: BCP V ($1.7 billion) and Strategic Partners ($522 million).
Private
Real
Hedge Fund
Equity
Estate
Solutions
3Q'14
69,890
$
80,189
$
64,184
$
70,152
$
284,415
$
Inflows
31,050

29,341

10,646

25,874

96,911

Outflows
(1,087)

(455)

(6,204)

(7,151)

(14,897)

Realizations
(14,220)

(23,821)

(419)

(6,312)

(44,772)

Net Inflows
15,743

5,065

4,023

12,411

37,242

Market Activity
5,858

7,934

199

(1,722)

12,269

3Q'15
91,491
$
93,188
$
68,406
$
80,841
$
333,926
$
YoY Increase
31%
16%
7%
15%
17%
Credit
Total
Private
Real
Hedge Fund
Equity
Estate
Solutions
2Q'15
92,026
$
91,579
$
67,830
$
81,289
$
332,724
$
Inflows
3,882
4,276
3,126
4,817
16,101
Outflows
(79)
(6)
(958)
(1,198)
(2,241)
Realizations
(2,705)
(3,050)
(277)
(2,962)
(8,994)
Net Inflows
1,098
1,220
1,891
657
4,866
Market Activity
(1,633)
389
(1,315)
(1,105)
(3,664)
3Q'15
91,491
$
93,188
$
68,406
$
80,841
$
333,926
$
QoQ Increase (Decrease)
(1)%
2%
1%
(1)%
0%
Credit
Total

Blackstone

Net Accrued Performance Fees
Net
Accrued
Performance
Fees
are
presented
net
of
performance
fee
compensation
and
do
not
include
clawback
amounts,
if
any,
which
are
disclosed
in
the
10-K/Q.
Net
Realized
Performance Fees are included in DE. When these fees are received, the receivable is reduced without further impacting DE. Per Unit calculations are based on end of period DE Units
Outstanding (see page
30, Unit Rollforward).
$3.6
billion
Net Accrued Performance Fees at 3Q’15
$3.03
per unit
Net Accrued Performance Fees at 3Q’15
63%
of
3Q’14
Net
Accrued
Performance
Fees realized in LTM’15
Net Accrued Performance Fees
(Dollars in Millions, Except per Unit Data)
2Q'15
3Q'15
3Q'15 Per Unit
QoQ Change
Private Equity
BCP IV Carried Interest
186
$
156
$
0.13
$
(30)
$
BCP V Carried Interest
1,119
486
0.41
(633)
BCP VI Carried Interest
320
303
0.26
(17)
BEP Carried Interest
82
59
0.05
(23)
Tactical Opportunities Carried Interest
36
42
0.04
6
BTAS Carried Interest
2
1
-
(1)
Strategic Partners Carried Interest
18
27
0.02
9
Other Carried Interest
1
1
-
-
Total Private Equity
1,764
$
1,075
$
0.91
$
(689)
$
Real Estate
BREP IV Carried Interest
36
26
0.02
(10)
BREP V Carried Interest
583
542
0.46
(41)
BREP VI Carried Interest
868
720
0.61
(148)
BREP VII Carried Interest
565
613
0.52
48
BREP VIII Carried Interest
-
3
-
3
BREP Europe III Carried Interest
200
195
0.16
(5)
BREP Europe IV Carried Interest
86
112
0.09
26
BREP Asia Carried Interest
43
48
0.04
5
BPP Carried Interest
18
24
0.02
6
BPP Incentive Fees
4
7
0.01
3
BREDS Carried Interest
11
14
0.01
3
BREDS Incentive Fees
3
5
-
2
Asia Platform Incentive Fees
7
7
0.01
-
Total Real Estate
2,424
$
2,316
$
1.95
$
(108)
$
Hedge Fund Solutions
Incentive Fees
60
38
0.03
(22)
Total Hedge Fund Solutions
60
$
38
$
0.03
$
(22)
$
Credit
Carried Interest
183
134
0.11
(49)
Incentive Fees
41
22
0.02
(19)
Total Credit
224
$
156
$
0.13
$
(68)
$
Total Blackstone
Carried Interest
4,357
3,506
2.96
(851)
Incentive Fees
115
79
0.07
(36)
Net Accrued Performance Fees
4,472
$
3,585
$
3.03
$
(887)
$
Memo: Net Realized Performance Fees
52
$
31
$
0.03
$
(21)
$

Blackstone

Investment
Records
as
of
September
30,
2015
(a)
Notes on page 25.
Committed
Available
Unrealized Investments
Realized Investments
Total Investments
Net IRRs (d)
(Dollars in Thousands, Except Where Noted)
Capital
Capital (b)
Value
MOIC (c)
% Public
Value
MOIC (c)
Value
MOIC (c)
Realized
Total
Private Equity
BCP I (Oct 1987 / Oct 1993)
859,081
$
-
$
-
$
n/a
-
1,741,738
$
2.6x
1,741,738
$
2.6x
19%
19%
BCP II (Oct 1993 / Aug 1997)
1,361,100
-
-
n/a
-
3,256,819
2.5x
3,256,819
2.5x
32%
32%
BCP III (Aug 1997 / Nov 2002)
3,967,422
-
-
n/a
-
9,184,688
2.3x
9,184,688
2.3x
14%
14%
BCOM (Jun 2000 / Jun 2006)
2,137,330
199,298
305,478
1.4x
-
2,619,040
1.4x
2,924,518
1.4x
7%
6%
BCP IV (Nov 2002 / Dec 2005)
6,773,182
221,559
2,360,762
1.3x
27%
18,652,893
3.2x
21,013,655
2.8x
45%
36%
BCP V (Dec 2005 / Jan 2011)
21,024,105
1,330,193
13,220,032
1.6x
59%
23,805,670
2.0x
37,025,702
1.8x
10%
8%
BCP VI (Jan 2011 / Jan 2017)
15,183,973
5,537,622
12,254,533
1.3x
18%
2,004,781
1.9x
14,259,314
1.4x
47%
12%
BEP (Aug 2011 / Feb 2015)
2,438,835
230,025
2,784,328
1.3x
21%
539,484
2.0x
3,323,812
1.4x
56%
20%
BEP II (Feb 2015 / Feb 2021)
4,951,351
4,951,351
-
n/a
-
-
n/a
-
n/a
n/a
n/a
BCP VII (TBD)
16,775,000
16,775,000
-
n/a
-
-
n/a
-
n/a
n/a
n/a
Total Corporate Private Equity
75,471,379
$
29,245,048
$
30,925,133
$
1.4x
36%
61,805,113
$
2.3x
92,730,246
$
1.9x
19%
16%
Tactical Opportunities
11,999,235
7,057,842
5,598,643
1.1x
1%
1,208,134
1.5x
6,806,777
1.2x
38%
12%
Strategic Partners
17,280,564
4,227,205
6,971,984
1.7x
n/a
12,720,524
1.1x
19,692,508
1.3x
n/a
15%
Other Funds and Co-Investment (e)
1,868,221
277,682
1,311,485
1.1x
45%
108,013
1.8x
1,419,498
1.1x
n/a
n/m
Total Private Equity
106,619,399
$
40,807,777
$
44,807,245
$
1.4x
27%
75,841,784
$
1.9x
120,649,029
$
1.7x
19%
15%
Real Estate
Dollar
Pre-BREP
140,714
$
-
$
-
$
n/a
-
345,190
$
2.5x
345,190
$
2.5x
33%
33%
BREP I (Sep 1994 / Oct 1996)
380,708
-
-
n/a
-
1,327,708
2.8x
1,327,708
2.8x
40%
40%
BREP II (Oct 1996 / Mar 1999)
1,198,339
-
-
n/a
-
2,531,613
2.1x
2,531,613
2.1x
19%
19%
BREP III (Apr 1999 / Apr 2003)
1,522,708
-
-
n/a
-
3,328,504
2.4x
3,328,504
2.4x
21%
21%
BREP IV (Apr 2003 / Dec 2005)
2,198,694
-
1,027,268
0.9x
11%
3,632,929
2.2x
4,660,197
1.7x
45%
13%
BREP V (Dec 2005 / Feb 2007)
5,539,418
-
5,071,272
2.3x
30%
7,729,999
2.2x
12,801,271
2.2x
13%
11%
BREP VI (Feb 2007 / Aug 2011)
11,059,523
584,807
8,799,927
2.2x
65%
16,589,673
2.4x
25,389,600
2.3x
15%
13%
BREP VII (Aug 2011 /Apr 2015)
13,486,361
3,002,256
15,819,308
1.6x
1%
7,514,814
1.9x
23,334,122
1.7x
34%
24%
BREP VIII (Apr 2015 / Oct 2020)
15,928,531
14,984,719
1,087,193
1.1x
-
-
n/a
1,087,193
1.1x
n/a
n/m
Total Global BREP
51,454,996
$
18,571,782
$
31,804,968
$
1.7x
24%
43,000,430
$
2.2x
74,805,398
$
2.0x
22%
17%
Euro
BREP Int'l (Jan 2001 / Sep 2005)
824,172
€
-
€
-
€
n/a
-
1,364,490
€
2.1x
1,364,490
€
2.1x
23%
23%
BREP Int'l II (Sep 2005 / Jun 2008)
1,629,748
53,252
817,019
1.2x
45%
1,417,697
2.1x
2,234,716
1.6x
10%
6%
BREP Europe III (Jun 2008 / Sep 2013)
3,205,140
464,993
3,451,390
1.8x
7%
2,356,583
2.2x
5,807,973
2.0x
25%
20%
BREP Europe IV (Sep 2013 / Mar 2019)
6,693,483
3,064,932
4,836,148
1.3x
-
354,935
1.3x
5,191,083
1.3x
35%
21%
Total Euro BREP
12,352,543
€
3,583,177
€
9,104,557
€
1.4x
7%
5,493,705
€
2.0x
14,598,262
€
1.6x
18%
14%
BREP Co-Investment (f)
5,709,088
$
-
$
5,555,712
$
1.8x
67%
5,804,079
$
2.2x
11,359,791
$
2.0x
16%
16%
BREP Asia (Jun 2013 / Dec 2017)
5,079,687
2,944,998
2,709,568
1.3x
-
52,498
1.4x
2,762,066
1.3x
22%
14%
Total BREP
78,314,999
$
25,614,141
$
52,158,982
$
1.6x
23%
56,167,818
$
2.2x
108,326,800
$
1.9x
21%
17%
BPP (g)
7,925,523
$
3,278,618
$
5,400,419
$
1.2x
-
-
$
n/a
5,400,419
$
1.2x
n/a
20%
BREDS (h)
7,256,058
$
2,359,876
$
2,482,860
$
1.2x
-
5,197,513
$
1.3x
7,680,373
$
1.3x
13%
12%
Hedge Fund Solutions
BSCH (Dec 2013 / Jun 2020) (i)
3,301,000
$
3,015,745
$
297,429
$
1.1x
-
54,573
$
n/a
352,002
$
1.3x
n/m
8%
Hedge Fund Solutions
3,301,000
$
3,015,745
$
297,429
$
1.1x
-
54,573
$
n/a
352,002
$
1.3x
n/m
8%
Credit (j)
Mezzanine I (Jul 2007 / Oct 2011)
2,000,000
$
102,380
$
472,638
$
1.8x
-
4,384,595
$
1.6x
4,857,233
$
1.6x
n/a
18%
Mezzanine II (Nov 2011 / Nov 2016)
4,120,000
2,731,998
2,507,099
1.2x
-
1,514,372
1.5x
4,021,471
1.3x
n/a
19%
Rescue Lending I (Sep 2009 / May 2013)
3,253,143
552,445
1,848,064
1.3x
-
4,034,599
1.5x
5,882,663
1.4x
n/a
13%
Rescue Lending II (Jun 2013 / Jun 2018)
5,125,000
3,485,668
1,924,642
1.1x
-
88,846
1.1x
2,013,488
1.1x
n/a
22%
Total Credit
14,498,143
$
6,872,491
$
6,752,443
$
1.2x
-
10,022,412
$
1.5x
16,774,855
$
1.4x
n/a
16%

Blackstone

Investment
Records
as
of
September
30,
2015
–
Notes
The returns presented herein represent those of the applicable Blackstone Funds and not those of The Blackstone Group L.P.
n/m
Not meaningful.
n/a
Not applicable.
(a)
Preliminary.
(b)
Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital, less invested capital. This amount is not reduced by outstanding commitments to investments.
(c)
Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Carried Interest, divided by invested capital.
(d)
Net Internal Rate of Return (“IRR”) represents the annualized inception to September 30, 2015 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(e)
Returns for Other Funds and Co-Invest are not meaningful as these funds have limited transaction activity.
(f)
BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Carried Interest.
(g)
BPP, or Blackstone Property Partners, are the core+ real estate funds which invest with a more modest risk profile and lower leverage.
(h)
Excludes Capital Trust drawdown funds.
(i)
BSCH is a permanent capital vehicle focused on acquiring strategic minority positions in alternative asset managers.
(j)
The Total Investments MOIC for Mezzanine I, Mezzanine II, Rescue Lending I and Rescue Lending II Funds, excluding recycled capital during the investment period, was 2.0x, 1.7x, 1.6x and 1.3x, respectively. Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the four flagship credit drawdown funds presented.

Blackstone

Reconciliation of GAAP to Non-GAAP Measures
Notes on page 27.
(Dollars in Thousands)
3Q'14
4Q'14
1Q'15
(m)
2Q'15
3Q'15
YTD'14
YTD'15
Net Income (Loss) Attributable to The Blackstone Group L.P.
250,505
$
551,451
$
629,448
$
134,168
$
(254,697)
$
1,033,138
$
508,919
$
Net Income (Loss)
Attributable to Non-Controlling Interests in Blackstone Holdings
271,194
586,582
645,230
134,870
(247,318)
1,114,518
532,782
Net Income Attributable to Non-Controlling Interests in Consolidated Entities
55,491
95,557
81,796
66,716
30,671
239,513
179,183
Net Income (Loss) Attributable to Redeemable Non-Controlling
Interests in Consolidated Entities
(23,328)
29,844
7,527
13,780
(12,520)
44,950
8,787
Net Income (Loss)
553,862
$
1,263,434
$
1,364,001
$
349,534
$
(483,864)
$
2,432,119
$
1,229,671
$
Provision for Taxes
79,108
74,686
99,344
43,251
1,573
216,487
144,168
Income (Loss) Before Provision for Taxes
632,970
$
1,338,120
$
1,463,345
$
392,785
$
(482,291)
$
2,648,606
$
1,373,839
$
Transaction-Related Charges
(a)
209,240
291,550
231,862
192,018
80,962
564,832
504,842
Amortization of Intangibles
(b)
27,828
26,113
25,899
24,720
30,624
85,141
81,243
(Income) Associated with Non-Controlling Interests of Consolidated Entities
(c)
(32,163)
(125,401)
(89,323)
(80,496)
(18,151)
(284,463)
(187,970)
Economic Income (Loss)
837,875
$
1,530,382
$
1,631,783
$
529,027
$
(388,856)
$
3,014,116
$
1,771,954
$
Taxes
(d)
(79,519)
(83,649)
(9,719)
(20,587)
(27,070)
(115,863)
(57,376)
Economic Net Income (Loss)
758,356
$
1,446,733
$
1,622,064
$
508,440
$
(415,926)
$
2,898,253
$
1,714,578
$
Taxes
(d)
79,519
83,649
9,719
20,587
27,070
115,863
57,376
Performance Fee Adjustment
(e)
(891,087)
(1,323,338)
(1,673,736)
(569,664)
639,349
(3,068,539)
(1,604,051)
Investment (Income) Loss Adjustment
(f)
(80,766)
(98,424)
(189,641)
(10,774)
136,131
(373,204)
(64,284)
Net Interest Loss
(g)
10,636
5,851
8,402
14,411
9,522
30,660
32,335
Performance Fee Compensation and Benefits Adjustment
(h)
360,162
270,249
403,816
215,441
(130,479)
1,015,254
488,778
Fee Related Earnings
236,820
$
384,720
$
180,624
$
178,441
$
265,667
$
618,287
$
624,732
$
Net Realized Performance Fees
(i)
470,560
699,472
932,789
725,433
357,114
1,087,127
2,015,336
Realized Investment Income
(j)
75,832
153,477
107,792
136,497
87,526
389,948
331,815
Net Interest (Loss)
(g)
(10,636)
(5,851)
(8,402)
(14,411)
(9,522)
(30,660)
(32,335)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
(96,437)
(108,456)
(16,994)
(20,587)
(27,070)
(172,332)
(64,651)
Equity-Based Compensation
(l)
9,947
10,692
44,398
28,547
17,819
37,534
90,764
Distributable Earnings
686,086
$
1,134,054
$
1,240,207
$
1,033,920
$
691,534
$
1,929,904
$
2,965,661
$
Interest Expense
34,221
34,154
38,853
45,437
44,981
98,701
129,271
Taxes and Related Payables Including Payable Under Tax Receivable Agreement
(k)
96,437
108,456
16,994
20,587
27,070
172,332
64,651
Depreciation and Amortization
7,557
7,200
6,927
6,715
6,719
25,100
20,361
Adjusted EBITDA
824,301
$
1,283,864
$
1,302,981
$
1,106,659
$
770,304
$
2,226,037
$
3,179,944
$

Blackstone

Reconciliation
of
GAAP
to
Non-GAAP
Measures
–
Notes
Note:
See page 31, Definitions and Distribution Policy.
(a)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for Transaction-Related Charges which include principally equity-based compensation charges associated with Blackstone’s initial public offering and long-term retention programs outside of annual deferred compensation and other corporate actions.
(b)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes amounts for the Amortization of Intangibles which are associated with Blackstone’s initial public offering and other corporate actions.
(c)
This adjustment adds back to Income (Loss) Before Provision (Benefit) for Taxes the amount of (Income) Loss Associated with Non-
Controlling Interests of Consolidated Entities and includes the amount of Management Fee Revenues associated with Consolidated
CLO Entities.
(d)
Taxes represent the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes.
(e)
This adjustment removes from EI the total segment amount of Performance Fees.
(f)
This adjustment removes from EI the total segment amount of Investment Income (Loss).
(g)
This adjustment represents Interest Income and Dividend Revenue less Interest Expense.
(h)
This adjustment removes from expenses the compensation and benefit amounts related to Blackstone’s profit sharing plans related to Performance Fees.
(i)
Represents the adjustment for realized Performance Fees net of corresponding actual amounts due under Blackstone’s profit sharing plans related thereto.
(j)
Represents
the
adjustment
for
Blackstone’s
Investment
Income
(Loss)
-
Realized.
(k)
Taxes and Related Payables Including Payable Under Tax Receivable Agreement represent the current tax provision (benefit)
calculated on Income (Loss) Before Provision (Benefit) for Taxes and the Payable Under Tax Receivable Agreement.
(l)
Represents equity-based award expense included in EI.
(m)
Blackstone adopted new GAAP consolidation guidance in 2Q’15 which resulted in the deconsolidation of certain Blackstone Funds as of January 1, 2015. Adoption did not change Net Income Attributable to The Blackstone Group L.P. in 1Q’15, but did change
Income Before Taxes, Net Income and Net Income Attributable to Non-Controlling and Redeemable Non-Controlling Interests in
Consolidated Entities. Such amounts have been recast here from the amounts originally reported in 1Q’15.

Fee Earnings

Distributable Earnings

Economic Net Income

Blackstone

Walkdown of Financial Metrics
See page 29, Walkdown of Financial Metrics –
Calculation of Certain Non-GAAP Financial Metrics for the calculation of the amounts presented herein that are not the respective captions on page
14, Total Segments. 3Q’15 Fee Related Earnings per Unit is based on end of period DE Units Outstanding; 3Q’15 DE per Unit is based on DE attributable to Common Unit Holders (see page 20,
Unitholder
Distribution) and end of period Total Common Units Outstanding; and 3Q’15 ENI per Unit is based on Weighted-Average ENI Adjusted Units. YTD’15 per Unit represents the sum of the last three quarters. See page 30, Unit Rollforward.
(Dollars in Thousands, Except per Unit Data)
3Q'15
YTD'15
Results
Per Unit
Results
Per Unit
Base Management Fees
564,287
$
1,597,176
$
Advisory Fees
146,153
307,389
Transaction and Other Fees, Net
32,403
81,204
Management Fee Offsets
(34,176)
(70,555)
Other Revenue
(841)
(1,740)
Compensation
(329,575)
(948,765)
Non-Interest Operating Expenses
(112,584)
(339,977)
Fee Related Earnings
265,667
$
0.22
$
624,732
$
0.52
$
Net Realized Incentive Fees
19,724
63,149
Net Realized Carried Interest
337,390
1,952,187
Realized Investment Income
87,526
331,815
Net Interest (Loss)
(9,522)
(32,335)
Taxes and Related Payables
(27,070)
(64,651)
Equity-Based Compensation
17,819
90,764
Distributable Earnings
691,534
$
0.58
$
2,965,661
$
2.51
$
Net Unrealized Incentive Fees
(38,704)
19,135
Net Unrealized Carried Interest
(827,280)
(919,198)
Unrealized Investment (Loss)
(223,657)
(267,531)
Add Back: Related Payables
-
7,275
Less: Equity-Based Compensation
(17,819)
(90,764)
Economic Net Income (Loss)
(415,926)
$
(0.35)
$
1,714,578
$
1.45
$

Blackstone

Walkdown
of
Financial
Metrics
–
Calculation
of
Certain
Non-GAAP
Financial
Metrics
Unless otherwise noted, all amounts are the respective captions from the Total Segment information.
(a)
Represents equity-based award expense included in Economic Income.
(b)
See page 26, Reconciliation of GAAP to Non-GAAP Measures for this adjustment.
(c)
Represents tax-related payables including the Payable Under Tax Receivable Agreement, which is a component of Taxes and Related Payables.
(Dollars in Thousands)
3Q'15
YTD'15
Other Operating Expenses
157,565
469,248
Less: Interest Expense
(44,981)
(129,271)
Non-Interest Operating Expenses
112,584
$
339,977
$
Realized Incentive Fees
34,785
112,274
Less: Realized Incentive Fee Compensation
(15,061)
(49,125)
Net Realized Incentive Fees
19,724
$
63,149
$
Realized Carried Interest
435,189
2,580,266
Less: Realized Carried Interest Compensation
(97,799)
(628,079)
Net Realized Carried Interest
337,390
$
1,952,187
$
Interest Income and Dividend Revenue
35,459
96,936
Less: Interest Expense
(44,981)
(129,271)
Net Interest (Loss)
(9,522)
$
(32,335)
$
Equity-Based Compensation
(a)
17,819
$
90,764
$
Taxes and Related Payables
(b)
(27,070)
$
(64,651)
$
Unrealized Incentive Fees
(53,346)
35,585
Less: Unrealized Incentive Fee Compensation
14,642
(16,450)
Net Unrealized Incentive Fees
(38,704)
$
19,135
$
Unrealized Carried Interest
(1,055,977)
(1,124,074)
Less: Unrealized Carried Interest Compensation
228,697
204,876
Net Unrealized Carried Interest
(827,280)
$
(919,198)
$
Related Payables
(c)
-
$
7,275
$
$
$

Blackstone

Unit Rollforward
Common
Unitholders
receive
tax
benefits
from
deductions
taken
by
Blackstone’s
corporate
tax
paying
subsidiaries
and
bear
responsibility
for
the
deduction
from
Distributable
Earnings
of the
Payable
Under
Tax
Receivable
Agreement
and
certain
other
tax-related
payables.
Distributable
Earnings
Units
Outstanding
excludes
units
which
are
not
entitled
to
distributions.
3Q'14
4Q'14
1Q'15
2Q'15
3Q'15
Total GAAP Weighted-Average Common Units Outstanding - Basic
611,684,213

615,492,620

625,276,969

631,881,205

638,832,799

Adjustments:
Weighted-Average Unvested Deferred Restricted Common Units
3,294,657

6,843,140

5,955,072

2,311,444

1,913,028

Total GAAP Weighted-Average Common Units Outstanding - Diluted
614,978,870

622,335,760

631,232,041

634,192,649

640,745,827

Adjustments:
Weighted-Average Blackstone Holdings Partnership Units
539,856,777

536,973,966

548,837,150

555,641,388

550,983,910

Weighted-Average Economic Net Income Adjusted Units
1,154,835,647
1,159,309,726
1,180,069,191
1,189,834,037
1,191,729,737
Economic Net Income Adjusted Units, End of Period
1,155,075,985
1,159,954,181
1,192,529,251
1,190,864,027
1,191,328,573
Total Common Units Outstanding
607,590,602

611,480,457

625,985,058

630,414,455

635,440,608

Adjustments:
Blackstone Holdings Partnership Units
538,760,225

536,543,970

550,783,119

545,861,003

549,317,005

Distributable Earnings Units Outstanding
1,146,350,827
1,148,024,427
1,176,768,177
1,176,275,458
1,184,757,613

Blackstone

Definitions and Distribution Policy
Blackstone
discloses
the
following
financial
measures
that
are
calculated
and
presented
on
the
basis
of
methodologies
other
than
in
accordance
with
generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:
•
Blackstone uses Economic Income, or “EI”, as a key measure of value creation, a benchmark of its performance and in making resource deployment
and
compensation
decisions
across
its
five
segments.
EI
represents
segment
net
income
before
taxes
excluding
transaction-related
charges.
Transaction-related charges arise from Blackstone’s initial public offering (“IPO”) and long-term retention programs outside of annual deferred compensation and other corporate actions, including acquisitions. Transaction-related charges include equity-based compensation charges, the amortization of intangible assets and contingent consideration associated with acquisitions. EI presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages.
•
Economic
Net
Income,
or
“ENI”,
represents
EI
adjusted
to
include
current
period
taxes.
Taxes
represent
the
current
tax
provision
(benefit)
calculated
on Income (Loss) Before Provision for Taxes.
•
Blackstone uses Fee Related Earnings, or “FRE”, as a key measure to highlight earnings from operations excluding:  (a) the income related to performance
fees
and
related
carry
plan
costs
and
(b)
income
earned
from
Blackstone’s
investments
in
the
Blackstone
Funds.
Blackstone
uses
FRE
as
a measure to assess whether recurring revenue from its businesses is sufficient to adequately cover all of its operating expenses and generate profits.
FRE equals contractual fee revenues less (a) compensation expenses (which includes amortization of non-IPO and non-acquisition-related equity-
based awards, but excludes amortization of IPO and acquisition-related equity-based awards, carried interest and incentive fee compensation), and
(b) other non-interest operating expenses.
•
Distributable Earnings, or “DE”, which is derived from Blackstone’s segment reported results, is a supplemental measure to assess performance and amounts available for distributions to Blackstone unitholders, including Blackstone personnel and others who are limited partners of the Blackstone
Holdings
partnerships.
DE
is
intended
to
show
the
amount
of
net
realized
earnings
without
the
effects
of
the
consolidation
of
the
Blackstone
Funds.
DE, which is a component of ENI, is the sum across all segments of:  (a) Total Management and Advisory Fees, (b) Interest and Dividend Revenue,
(c)
Other
Revenue,
(d)
Realized
Performance
Fees,
and
(e)
Realized
Investment
Income
(Loss);
less
(a)
Compensation,
excluding
the
expense
of
equity-based
awards,
(b)
Realized
Performance
Fee
Compensation,
(c)
Other
Operating
Expenses,
and
(d)
Taxes
and
Related
Payables
Including
the
Payable Under Tax Receivable Agreement. DE is reconciled to Blackstone’s Consolidated Statement of Operations.
•
Blackstone uses Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, which is derived from segment results, to assess its ability to service its borrowings. Adjusted EBITDA represents DE plus the addition of (a) Interest Expense, (b) Taxes and Related
Payables Including Payable Under Tax Receivable Agreement, and (c) Depreciation and Amortization.
Distribution Policy. Blackstone’s intention is to distribute quarterly approximately 85% of The Blackstone Group L.P.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s general partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to
provide
for
future
cash
requirements
such
as
tax-related
payments,
clawback
obligations
and
distributions
to
unitholders
for
any
ensuing
quarter.
The amount to be distributed could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any distributions are at the sole discretion of Blackstone’s general partner and may change at any time, including, without limitation, to eliminate such distributions entirely.

Blackstone

Forward-Looking Statements
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934 which reflect Blackstone’s current views with respect to, among other things,
Blackstone’s operations and financial performance. You can identify these forward-looking statements by the use of words such as
“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,”
“intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes
or
results
to
differ
materially
from
those
indicated
in
these
statements.
Blackstone
believes
these
factors
include
but
are
not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10-K for the fiscal year ended
December 31, 2014, as such factors may be updated from time to time in its periodic filings with the Securities and Exchange
Commission, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. Blackstone undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
This presentation does not constitute an offer of any Blackstone Fund.